UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Ameren Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AMEREN CORPORATION 2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET 1901 CHOUTEAU AVENUE, MC-1310 ST. LOUIS, MO 63103 D38415-P50451-Z79226 You invested in AMEREN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 6, 2021 10:00 A.M. CDT www.virtualshareholdermeeting.com/AEE2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of the control number included above. Please check the meeting materials for any special requirements for meeting attendance. V1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
ITEM 1 COMPANY PROPOSAL - ELECTION OF DIRECTORS - NOMINEES FOR DIRECTOR **Nominees:**	
1a. WARNER L. BAXTER	For
1b. CYNTHIA J. BRINKLEY	For
1c. CATHERINE S. BRUNE	For
1d. J. EDWARD COLEMAN	For
1e. WARD H. DICKSON	For
1f. NOELLE K. EDER	For
1g. ELLEN M. FITZSIMMONS	For
1h. RAFAEL FLORES	For
1i. RICHARD J. HARSHMAN	For
1j. CRAIG S. IVEY	For
1k. JAMES C. JOHNSON	For
1l. STEVEN H. LIPSTEIN	For
1m. LEO S. MACKAY, JR.	For
ITEM 2 – COMPANY PROPOSAL - ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT.	For
ITEM 3 – COMPANY PROPOSAL - RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.	For

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

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D38416-P50451-Z79226